UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 8, 2014

CAS MEDICAL SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13839 (Commission File Number)	06-1123096 (I.R.S. Employer Identification No.)
44 East Industrial Road, Branford, Connecticut 06405 (Address of principal executive offices, including zip code) (203) 488-6056 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE — This Form 8-K/A Amendment No. 1 is being filed solely to correct the Item number of the disclosure filed in Form 8-K on January 8, 2014 (from Item 8.01 to Item 2.02).

Item 2.02	Results of Operations and Financial Condition.

On January 8, 2014, CAS Medical Systems, Inc. (the “Registrant”) issued a press release announcing preliminary revenue information for the fourth quarter of 2013 and full year of 2013, together with certain product placement data.  A copy of the Registrant’s press release was attached to the Form 8-K dated January 8, 2014 as Exhibit 99.1.

The Registrant is furnishing the information in this Current Report on Form 8-K, as amended by Form 8-K/A Amendment No. 1, and in Exhibit 99.1. Such information, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K, as amended by Form 8-K/A Amendment No.1, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits – The following exhibit is furnished as part of this report:

99.1	Press Release dated January 8, 2014*

*Previously included in January 8, 2014 Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAS MEDICAL SYSTEMS, INC.

Date: January 9, 2014	By:	/s/ Jeffery A. Baird
Jeffery A. Baird
Chief Financial Officer